Chautauqua Global Growth Fund
Schedule of Investments, March 31, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Apparel Retail
TJX Cos, Inc. (United States)	33,860	$1,618,847	3.0%
Application Software
Atlassian Corp. PLC (Australia) (1)	6,167	846,482	1.5%
Temenos Group AG (Switzerland) (2)	13,984	1,822,809	3.3%
		2,669,291	4.8%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)	14,259	477,640	0.9%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	109,371	583,512	1.1%
Biotechnology
BeiGene Ltd. (China) (1)	5,976	735,705	1.3%
Genmab A/S (Denmark) (1)(2)	15,142	3,041,553	5.6%
Incyte Corp. (United States) (1)	29,881	2,188,186	4.0%
Regeneron Pharmaceuticals, Inc. (United States) (1)	4,036	1,970,738	3.6%
		7,936,182	14.5%
Data Processing & Outsourced Services
MasterCard, Inc. - Class A (United States)	6,589	1,591,639	2.9%
Wirecard AG (Germany) (2)	19,869	2,238,645	4.1%
		3,830,284	7.0%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	4,141,607	759,593	1.4%
DBS Group Holdings Ltd. (Singapore) (2)	115,728	1,510,037	2.8%
		2,269,630	4.2%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	41,938	1,083,312	2.0%
Education Services
TAL Education Group - ADR (China) (1)	59,979	3,194,481	5.9%
Electronic Equipment & Instruments
Coherent, Inc. (United States) (1)	3,853	409,998	0.7%
Keyence Corp. (Japan) (2)	3,168	1,018,551	1.9%
Universal Display Corp. (United States)	7,214	950,661	1.7%
		2,379,210	4.3%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	21,359	1,655,323	3.0%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	465,098	1,030,515	1.9%
Industrial Machinery
FANUC Corp. (Japan) (2)	4,367	583,544	1.1%
Information Technology
Constellation Software, Inc. (Canada)	1,666	1,514,139	2.8%
Interactive Media & Services
Alphabet, Inc. - Class A (United States) (1)	980	1,138,711	2.1%
Internet & Direct Marketing Retail
Prosus NV (Netherlands) (1)(2)	32,643	2,285,692	4.2%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	5,097	991,265	1.8%
Amazon.com, Inc. (United States) (1)	886	1,727,452	3.2%
		2,718,717	5.0%
IT Services
Adyen NV (Netherlands) (1)	1,414	1,201,752	2.2%
EPAM Systems, Inc. (United States) (1)	2,898	538,043	1.0%
Tata Consultancy Services Ltd. (India) (2)	46,211	1,111,700	2.0%
		2,851,495	5.2%
Life Sciences Tools & Services
Illumina, Inc. (United States) (1)	3,897	1,064,349	1.9%
Wuxi Biologics Cayman, Inc. (China) (1)(2)	126,154	1,610,586	3.0%
		2,674,935	4.9%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	12,904	433,832	0.8%
Pharmaceuticals
Bristol-Myers Squibb Company (United States)	10,526	586,719	1.1%
Novo Nordisk A/S - ADR (Denmark)	39,762	2,393,673	4.4%
		2,980,392	5.5%
Regional Banks
HDFC Bank Ltd. - ADR (India)	41,280	1,587,628	2.9%
SVB Financial Group (United States) (1)	2,344	354,132	0.6%
		1,941,760	3.5%
Semiconductor Equipment
ASML Holding NV (Netherlands)	3,834	1,003,128	1.8%
Semiconductors
AMS AG (Austria) (1)(2)	31,016	303,166	0.6%
Nvidia Corp. (United States)	3,214	847,210	1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	21,662	1,035,227	1.9%
		2,185,603	4.1%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel) (1)	6,407	524,605	1.0%
Tires & Rubber
Pirelli & C SpA (Italy) (2)	117,889	415,936	0.8%
Total Common Stocks		51,980,716	95.4%
(Cost $51,764,288)

Rights
Pharmaceuticals
Bristol-Myers Squibb Company (United States) (1)	6,411	24,362	0.0%
Total Rights		24,362	0.0%
(Cost $13,655)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.45% (3)	1,345,048	1,345,048	2.5%
Total Short-Term Investment		1,345,048	2.5%
(Cost $1,345,048)
Total Investments		53,350,126	97.9%
(Cost $53,122,991)
Other Assets in Excess of Liabilities		1,150,944	2.1%
TOTAL NET ASSETS		$54,501,070	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security
(3)	7-Day Yield.
ADR	American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

Country Allocation
Country	Percentage
Australia	1.6%
Austria	0.6%
Canada	5.9%
China	15.3%
Denmark	10.2%
Germany	4.2%
India	5.1%
Indonesia	1.4%
Israel	1.0%
Italy	0.8%
Japan	5.0%
Netherlands	8.4%
Singapore	2.8%
Switzerland	4.3%
Taiwan	1.9%
United States	29.0%
Cash	2.5%

Chautauqua Global Growth Fund
Schedule of Investments, March 31, 2020 (Unaudited)
Summary of Fair Value Exposure at March 31, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$32,103,925	$19,876,791	$–	$51,980,716
Total Equity	32,103,925	19,876,791	–	51,980,716
Rights
Rights	24,362	–	–	24,362
Total Rights	24,362	–	–	24,362
Short-Term Investment
Money Market Mutual Fund	1,345,048	–	–	1,345,048
Total Short-Term Investment	1,345,048	–	–	1,345,048
Total Investments*	$33,473,335	$19,876,791	$–	$53,350,126

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.